UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 21, 2007

The Estée Lauder Companies Inc.

(Exact name of registrant as specified in its charter)

Delaware	11-2408943
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

767 Fifth Avenue, New York, New York	10153
(Address of principal executive offices)	(Zip Code)

Commission File Number: 1-14064

212-572-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Annual Bonus Opportunities for Fiscal 2008

On September 21, 2007, the Compensation Committee of the Board of Directors of The Estée Lauder Companies Inc. (the “Company”) granted bonus opportunities for the year ending June 30, 2008 (“fiscal 2008”) under the Company’s Executive Annual Incentive Plan to the Company’s executive officers.  For the Company’s named executive officers, aggregate target bonus opportunities were granted in the following amounts:

Named Executive Officer (title)*	Fiscal 2008 Aggregate Target Bonus Opportunities

Leonard A. Lauder (Chairman of the Board)	$1,800,000

William P. Lauder (President and Chief Executive Officer)	$3,000,000

Daniel J. Brestle (Chief Operating Officer)	$2,250,000

Patrick Bousquet-Chavanne (Group President)	$2,000,000

Philip Shearer (Group President)	$2,000,000

Richard W. Kunes (Executive Vice President and Chief Financial Officer)	$675,000

*       Due to a change in the disclosure rules since the 2006 proxy statement, Mr. Kunes, Executive Vice President and Chief Financial Officer, will replace Mr. L. Lauder as a named executive officer in 2007.

The opportunities for bonuses for Leonard A. Lauder, William P. Lauder, Daniel J. Brestle and Richard W. Kunes are based on the levels of achievement of earnings per share, net sales and working capital relating to inventory targets for the Company in fiscal 2008.  The opportunities for Patrick Bousquet-Chavanne and Philip Shearer are based on the levels of achievement of the earnings per share and net sales target for the Company in fiscal 2008 and levels of achievement of full-year goals for their respective groups set at the start of fiscal 2008, including net sales for the group, operating margin, working capital relating to inventory and planning accuracy.  Each opportunity has a threshold that must be reached before any payout is made.  Certain opportunities provide for payout in excess of the target amount for performance that exceeds the target goal.  Payouts to Mr. L. Lauder are limited to 100% of the target opportunities.  Measurement of performance is subject to certain automatic adjustments, such as changes in accounting principles, the impact of discontinued operations and non-recurring income/expenses and the impact on net sales of unplanned changes in foreign currency rates.

Amended and Restated Fiscal 2002 Share Incentive Plan

On September 21, 2007, the Stock Plan Subcommittee of the Compensation Committee of Company’s Board of Directors (the “Subcommittee”) amended the Amended and Restated Fiscal 2002 Share Incentive Plan (the “Fiscal 2002 Plan”) and the forms of agreements for stock options, performance share units and restricted stock units granted thereunder.  The amendments to the Fiscal 2002 Plan were considered in view of the final regulations under Section 409A of the Internal Revenue Code, as amended (“409A”).  The principal purpose of the amendments is to make sure that benefits provided under the Fiscal 2002 Plan are consistent with 409A.  Amendments were made to the triggers for a “change in control,” the adjustment of benefits when there is a change in the underlying stock or capital structure of the Company and to limit the exercise of stock options after death of an optionee to the earlier of one year after death or the tenth anniversary of the option grant date.

Options

Option grants were made to the following executive officers, who will be listed in the Summary Compensation Table in the Company’s 2007 proxy statement:

Shares of Class A Common
Named Executive Officer	Stock Underlying Options

William P. Lauder	150,000
Daniel J. Brestle	100,000
Patrick Bousquet-Chavanne	62,500
Philip Shearer	62,500
Richard W. Kunes	50,000

Each option has an exercise price equal to $42.58 per share, which is the closing per share price of the Class A Common Stock on the grant date (i.e., September 21, 2007). The options are generally exercisable in three substantially equal annual tranches beginning on January 1, 2009. Options become exercisable earlier upon death, disability or retirement of the optionee or a change in control of the Company. All options expire on September 21, 2017, subject to earlier termination or forfeiture. Earlier termination or forfeiture can occur if the employee resigns other than by reason of retirement or is terminated. Post-termination exercises are subject to non-competition and good conduct requirements.  Aerin Lauder, Senior Vice President, Global Creative Directions for Estée Lauder and a Director of the Company, received an option grant in respect to 1,250 shares of Class A Common Stock.  The exercise price of her options and the terms and conditions are the same as those for the executive officers.  A copy of the Form of Stock Option Agreement, attached hereto as Exhibit 10.3, provides additional information regarding the terms of each option and is incorporated by reference into this Form 8-K.

Performance Share Unit Awards

Performance Share Unit Awards were granted to the following executive officers who will be listed in the Summary Compensation Table in the Company’s 2007 proxy statement:

Shares of Class A Common
Stock Underlying Target
Named Executive Officer	Performance Share Awards

William P. Lauder	25,998
Daniel J. Brestle	17,332
Patrick Bousquet-Chavanne	10,833
Philip Shearer	10,833
Richard W. Kunes	8,666

Payout of the target amounts, which will be made in shares of Class A Common Stock, is generally subject to the achievement by the Company of its net sales and net earnings per share goals for the three years ending June 30, 2010.  Under ordinary circumstances, payouts will begin to be made pursuant to an opportunity if the threshold for such opportunity is achieved and additional shares shall be paid out if performance exceeds the targeted performance goals.  Except as provided below, full payout to any executive is subject to his continued employment through June 30, 2010 (the “Award Period”) or formal retirement under the Company’s pension plan during the Award Period. Pro rata payouts will be made to the executive or his estate if he dies or becomes permanently disabled during the Award Period or if he is terminated without cause in the second or third year of the Award Period.  Performance Share Units are forfeited upon voluntary resignation (which does not qualify as retirement), termination for cause and termination by the Company without cause in the first year of the Award Period. Full payouts based on target award amounts will be made in the case of a change in control of the Company. Upon payout, unless the executive officer provides the Company cash for statutory tax withholding, shares will be withheld to cover minimum statutory tax obligations.  Performance Share Units are accompanied by dividend equivalent rights that will be payable in cash at the time of payout of the related shares.

Performance Share Unit Awards are Stock Units and Performance-Based Awards under the Fiscal 2002 Plan.  Measurement of performance is subject to certain automatic adjustments, such as changes in accounting principles, the impact of discontinued operations and non-recurring income/expenses.

The form of Performance Share Unit Award Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Restricted Stock Units

Restricted Stock Units were granted to the following executive officers who will be listed in the Summary Compensation Table in the Company’s 2007 proxy statement:

Shares of Class A Common
Stock Underlying Target
Named Executive Officer	Restricted Stock Units

William P. Lauder	25,998
Daniel J. Brestle	17,332
Patrick Bousquet-Chavanne	10,833
Philip Shearer	10,833
Richard W. Kunes	8,666

Restricted Stock Units vest ratably in thirds on October 31, 2008, November 2, 2009 and November 1, 2010 (or the first day thereafter that shares may be traded under the Company’s policy). Upon death, disability or involuntary termination without cause, shares will vest pro rata for full months employed during the vesting period. Payout upon death will be as soon as practicable thereafter.  Payout upon termination without cause shall be on the first vesting day after termination that shares may be sold under the Company’s policy.  Payout upon disability will be in accordance with the annual vesting schedule.  Upon retirement, unvested shares will vest and be paid out on the first day after retirement that such shares may be sold under the Company’s policy.  Payout of Restricted Stock Units after termination of employment without cause or due to retirement shall be subject to non-competition and good conduct requirements.   Restricted Stock Units will vest upon, and be paid out as soon as practicable after, a change in control of the Company.  Unvested Restricted Stock Units will be forfeited upon termination for cause and upon voluntary resignation that does not qualify as retirement.  Upon payout, unless the executive officer provides the Company cash for statutory tax withholding, shares will be withheld to cover minimum statutory tax obligations.  Restricted Stock Units are accompanied by dividend equivalent rights that will be payable in cash at the time of payout of the related shares.

The form of Restricted Stock Unit Agreement for executive officers is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Aerin Lauder received a restricted stock unit grant in respect of 417 shares of Class A Common Stock.  The restricted stock units granted to Ms. Lauder have similar terms and conditions as those granted to executive officers, except that her agreement, which is in the form used for grants to employees who are not executive officers that is attached as Exhibit 10.6 hereto and is incorporated herein by reference, does not provide for dividend equivalent rights.

Item 9.01 Financial Statements and Exhibits

(a)                       Not applicable.

(b)                      Not applicable.

(c)                       Not applicable.

(d)                      Exhibits

The following exhibits are filed as part of this report:

10.1	The Estée Lauder Companies Inc. Executive Annual Incentive Plan (filed as Exhibit 10.7 to our Annual Report on Form 10-K for the year ended June 30, 2005) (SEC File No. 1-14064).*

10.2	The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan.

10.3	Form of Stock Option Agreement under The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (including Form of Notice of Grant).

10.4	Form of Performance Share Unit Award Agreement under The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (including Form of Notice of Grant).

10.5	Form of Restricted Stock Unit Agreement under The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan for Executive Officers (including Form of Notice of Grant).

10.6

Form of Restricted Stock Unit Agreement under The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan for Employees other than Executive Officers (including Form of Notice of Grant).

*  Incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date: September 25, 2007	By:	/s/ Spencer G. Smul
Spencer G. Smul Vice President, Deputy General Counsel and Secretary

Exhibit Index

10.1	The Estée Lauder Companies Inc. Executive Annual Incentive Plan (filed as Exhibit 10.7 to our Annual Report on Form 10-K for the year ended June 30, 2005) (SEC File No. 1-14064).*

10.2	The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan.

10.3	Form of Stock Option Agreement under The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (including Form of Notice of Grant).

10.4	Form of Performance Share Unit Award Agreement under The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (including Form of Notice of Grant).

10.5	Form of Restricted Stock Unit Agreement under The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan for Executive Officers (including Form of Notice of Grant).

10.6

Form of Restricted Stock Unit Agreement under The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan for Employees other than Executive Officers (including Form of Notice of Grant).

*   Incorporated by reference.